Exhibit 10.37
PRIMO WATER CORPORATION
Lock-Up Agreement
June 1, 2010
Thomas Weisel Partners LLC
Wells Fargo Securities, LLC
   As Representatives of the several
   Underwriters referred to below
c/o Thomas Weisel Partners LLC
One Montgomery Street, Suite 3700
San Francisco, CA 94104
Primo Water Corporation
104 Cambridge Plaza Drive
Winston-Salem, NC 27104
     Re: Initial Public Offering of Primo Water Corporation
Ladies and Gentlemen:
     The undersigned understands that Thomas Weisel Partners LLC and Wells Fargo Securities, LLC, as representatives (the “Representatives”), propose to enter into an Underwriting Agreement on behalf of the several Underwriters named in Schedule I to such agreement (collectively, the “Underwriters”), with Primo Water Corporation, a Delaware corporation (the “Company”), providing for a public offering of the common stock, par value $0.01 per share of the Company (the “Shares”) pursuant to a Registration Statement on Form S-1 filed with the Securities and Exchange Commission (the “SEC”).
     In consideration of the agreement by the Underwriters to offer and sell the Shares, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period specified in the following paragraph (the “Lock-Up Period”), the undersigned will not offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of any shares of Common Stock of the Company, or any options or warrants to purchase any shares of Common Stock of the Company, or any securities convertible into, exchangeable for or that represent the right to receive shares of Common Stock of the Company, whether now owned or hereafter acquired, owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the SEC (collectively the “Undersigned’s Shares”). The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned’s Shares even if such Shares would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned’s Shares or with respect to any security that includes, relates to, or derives any significant part of its value from such Shares.
     The initial Lock-Up Period will commence on the date of this Lock-Up Agreement and continue for 180 days after the public offering date set forth on the final prospectus first used to sell the Shares (the date set forth on such prospectus, the “Public Offering Date”) pursuant to the Underwriting Agreement; provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or announces material news or a material event or (2) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results during the 15-day period following the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be automatically extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the announcement of the material news or material event, as applicable, unless the Representatives waive, in writing, such extension.
     The undersigned hereby acknowledges that the Company has agreed in the Underwriting Agreement to provide written notice of any event that would result in an extension of the Lock-Up Period pursuant to the previous paragraph to the undersigned and agrees that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned. The undersigned hereby further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Lock-Up Agreement during the period from the date of this Lock-Up Agreement to and including the 34th day following the expiration of the initial Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as such may have been extended pursuant to the previous paragraph) has expired.
     Notwithstanding the foregoing, the undersigned may transfer the Undersigned’s Shares (i) if the undersigned is a limited partnership or limited liability company, to the partners or members of such partnership or limited liability company as part of a pro rata distribution, provided that such partners or members agree to be bound in writing by the restrictions set forth herein and provided further, that no filing by any party (donor, donee, transferor or transferee) under the Securities Exchange Act of 1934, as amended, or other public announcement shall be required or shall be made voluntarily in connection with such transfer or distribution (other than a filing on a Form 5 made after the expiration of the Lock-Up Period) or (ii) with the prior written consent of Wells Fargo Securities, LLC and Thomas Weisel Partners LLC on behalf of the Underwriters. In addition, the undersigned may transfer the capital stock of the Company to any direct or indirect wholly-owned subsidiary of such entity; provided, however, that in any such case, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding such capital stock subject to the provisions of this Agreement and there shall be no further transfer of such capital stock except in accordance with this Agreement, and provided further that any such transfer shall not involve a disposition for value. Assuming receipt of the Undersigned’s Shares in accordance with the terms of Asset Purchase Agreement dated the date hereof among the Company, P1 Sub, LLC, P2 Sub, LLC, the undersigned, and Culligan of Canada, Ltd., the undersigned will have, and, except as contemplated by clause (i) or (ii) above, for the duration of this Lock-Up Agreement will have, good and marketable title to the Undersigned’s Shares, free and clear of all liens, encumbrances, and claims whatsoever. The undersigned agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Undersigned’s Shares except in compliance with the foregoing restrictions.
     The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors, and assigns. This Lock-Up Agreement shall become effective upon execution of the Underwriting Agreement by the parties thereto (notice of which promptly shall be provided to the undersigned) and shall lapse and become null and void (i) upon written notice from the Company to the Representatives that the Company does not intend to proceed with the public offering or wishes to terminate the engagement of the Representatives as Underwriters of the public offering (notice of which promptly shall be provided to the undersigned), or (ii) the Public Offering Date shall not have occurred on or before December 31, 2010. This Lock-Up Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflict of laws principles thereof.
[Signature Page Follows]

Very truly yours,

Culligan International Company

Exact Name of Shareholder

/s/ Susan E. Bennett
Authorized Signature

Senior Vice President, General Counsel & Secretary
Title

Culligan Store Solutions, LLC

Exact Name of Shareholder

/s/ Susan E. Bennett
Authorized Signature

Senior Vice President, General Counsel & Secretary
Title